EXHIBIT 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 3rd day of October, 2006, by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), NATIONAL CITY BANK, as Syndication Agent (the “Syndication Agent” and, together with the Administrative Agent, the “Agents”), BANK OF AMERICA, N. A. and LASALLE BANK NATIONAL ASSOCIATION, as Co-Documentation Agents, and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the “Banks” and individually a “Bank”). Capitalized terms not otherwise defined herein shall have the respective meanings attributed to them in the Credit Agreement, as hereinafter defined.

W I T N E S S E T H:

WHEREAS, the Borrower, the Banks and the Agents have previously entered into a certain Credit Agreement, dated as of March 22, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of January 19, 2005, as further amended by that certain Second Amendment to Credit Agreement, dated as of April 7, 2005, and as further amended by that certain Third Amendment to Credit Agreement, dated as of June 30, 2006, in each case, among the Borrower, the Banks and the Agents (as so amended, the “Credit Agreement”); and

WHEREAS, in connection with the Credit Agreement, Forest City Enterprises, Inc. (the “Parent”) made and entered into a certain Guaranty of Payment of Debt in favor of the Agents and the Banks, dated as of March 22, 2004, as amended by that certain First Amendment to Guaranty of Payment of Debt, dated as of January 19, 2005, as further amended by that certain Second Amendment to Guaranty of Payment of Debt, dated as of April 7, 2005, as further amended by that certain Third Amendment of Guaranty of Payment of Debt, dated as of June 30, 2006 and as further amended by that certain Fourth Amendment to Guaranty of Payment of Debt, dated as of the date hereof (as so amended, the “Guaranty”); and

WHEREAS, the Borrower, the Banks and the Agents desire to make certain amendments to the Credit Agreement to acknowledge and allow the Parent to incur additional Indebtedness of up to $287,500,000, subject to the terms and conditions contained herein and in the Fourth Amendment to Guaranty (as defined below); and

WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the Fourth Amendment to Guaranty of Payment of Debt of even date herewith (the “Fourth Amendment to Guaranty”), respectively, and such terms and conditions are agreeable to the Borrower and to the Parent.

NOW, THEREFORE, it is mutually agreed as follows:

1. AMENDMENT TO ARTICLE I OF THE CREDIT AGREEMENT. Article I of the Credit Agreement shall be amended as follows:

(a) Addition of Definition of “Puttable Notes Hedge and Warrant Transactions". Section 1 of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for “Puttable Notes Hedge and Warrant Transactions”:

“Puttable Notes Hedge and Warrant Transactions” shall mean the purchased call option and warrant transactions that may be entered into from time to time by the Parent, with respect to its common stock, in connection with the 2006 Puttable Senior Notes.

(b) Addition of Definition of “2006 Indenture". Article 1 of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for “2006 Indenture”:

“2006 Indenture” shall mean the indenture dated as of October 10, 2006, between the Parent and The Bank of New York Trust Company, N. A., as indenture trustee, relating to the 2006 Puttable Senior Notes.

(c) Addition of Definition of “2006 Puttable Senior Notes". Article 1 of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for “2006 Puttable Senior Notes”:

“2006 Puttable Senior Notes” shall mean the puttable equity-linked senior notes of the Parent to be issued on or about October 10, 2006, pursuant to the 2006 Indenture, in an original aggregate principal amount of up to $287,500,000.

2. AMENDMENT TO SECTION 8.16 OF THE CREDIT AGREEMENT. Section 8.16 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

SECTION 8.16. SENIOR NOTES; 2006 PUTTABLE SENIOR NOTES. (a) The Borrower shall not alter, amend, change or modify the terms of any of the Senior Notes (i) to allow the maturity date of any of the Senior Notes to be less than ten (10) years from the respective date of issue, (ii) to provide for payment of interest under any of the Senior Notes more frequently than quarterly, or (iii) to modify the redemption provisions contained therein, including adding additional redemption provisions.

(b) The Borrower shall not alter, amend, change or modify the terms of any of the 2006 Puttable Senior Notes (i) to allow the maturity of any of the 2006 Puttable Senior Notes to be less than five (5) years from the date of issue, (ii) to provide for payment of interest under any of the 2006 Puttable Senior Notes more frequently than quarterly, (iii) to provide additional circumstances pursuant to which holders of the 2006 Puttable Senior Notes may put their Notes to the Parent or to increase the put rate available to such holders, other than as provided in the 2006 Indenture in effect as of the date hereof, or (iv) to permit the Parent to redeem the 2006 Puttable Senior Notes prior to their maturity.

3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and each of the Banks as follows:

(a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof (after giving effect to any revisions to Schedule 9.22 or Schedule 9.23 that may have been delivered to the Agents on or before the Amendment Closing Date (as hereinafter defined)).

(b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Amendment and each and every other agreement, certificate, or document required by this Amendment. The Borrower has all requisite power and authority to perform its obligations under the Credit Agreement as amended by this Amendment.

(c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Amendment and every other instrument, document, and certificate relating thereto. This Amendment has been duly executed and delivered by the Borrower and is the legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms.

(d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

(e) NO DEFAULTS.  After giving effect to this Amendment, no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default or Possible Default under the Credit Agreement.

4. CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

(a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Amendment, prior to or concurrently with the Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the waiver and the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

(i) LOAN DOCUMENTS AND CORPORATE DOCUMENTS. The Borrower shall deliver or cause to be delivered to the Agents and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

(1) Certified copy of the resolutions of the board of directors of the Borrower evidencing approval of the execution, delivery and performance of this Amendment;

(2) Certified copy of the resolutions of the board of directors of the Parent evidencing approval of the execution, delivery and performance of the Fourth Amendment to Guaranty and the 2006 Senior Puttable Notes, 2006 Indenture and the Puttable Hedge and Warrant Transactions (as defined in the Guaranty);

(3) Copies of the 2006 Indenture, the form of the 2006 Senior Puttable Notes and each document evidencing the Puttable Hedge and Warrant Transactions (as defined in the Guaranty), in each case, duly executed by each of the parties thereto, certified as being true, accurate and complete by the secretary or assistant secretary of the Parent;

(4) A good standing certificate, dated as of a recent date, from the State of Ohio for the Borrower;

(5) A good standing certificate, dated as of a recent date, from the State of Ohio for the Parent;

(6) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers;

(7) A certificate of the secretary or assistant secretary of the Parent certifying the names of the officers of the Parent authorized to sign the Fourth Amendment to Guaranty, together with the true signatures of such officers;

(8) Counterparts of this Amendment, executed and delivered by the Borrower, the Agents, and the Banks and of the Parent’s Acknowledgement of this Amendment executed and delivered by the Parent;

(9) Copies of the Articles of Incorporation and Code of Regulations of the Borrower, certified by the secretary or the assistant secretary of the Borrower as being true and complete as of the Amendment Closing Date;

(10) Copies of the Articles of Incorporation and Code of Regulations of the Parent, certified by the secretary or the assistant secretary of the Parent as being true and complete as of the Amendment Closing Date;

(11) Counterparts of the Fourth Amendment to Guaranty, executed and delivered by the Parent, the Agents and the Banks; and

(12) A certificate of the secretary or assistant secretary of the Borrower and the Parent certifying that as of the date of this Amendment and after giving effect to this Amendment and to the incurrence of the Indebtedness under the 2006 Senior Puttable Notes and the Puttable Hedge and Warrant Transactions, no Event of Default or Possible Default exists or will exist under the Credit Agreement, as amended hereby, or the Guaranty, as amended by the Fourth Amendment to Guaranty.

(ii) OPINION OF COUNSEL FOR PARENT. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity and enforceability of the Fourth Amendment to Guaranty, the 2006 Indenture, the 2006 Senior Puttable Notes and the Puttable Hedge and Warrant Transactions (as defined in the Guaranty) and such other matters as the Agents or the Banks may request.

(iii) OPINION OF COUNSEL FOR BORROWER. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity and enforceability of this Amendment and such other matters as the Agents or the Banks may request.

(iv) PAYMENT OF FEES TO BANKS. On or before the Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses incurred by them through the Amendment Closing Date in the preparation, negotiation and execution of this Amendment and the Fourth Amendment to Guaranty (including, without limitation, the reasonable legal fees and expenses of Thompson Hine LLP). The Borrower shall pay an amendment fee to the Administrative Agent for distribution to the Banks that have approved this Amendment and the Fourth Amendment to Guaranty in the amount agreed to among the Agents and the Borrower.

(v) REVISED SCHEDULES. If necessary to make the representations and warranties contained in Section 3(a) above true, correct and complete, the Borrower shall have delivered to the Agents and the Banks a new Schedule 9.22 and/or Schedule 9.23.

(b) DEFINITION. The “Amendment Closing Date” shall mean the date this Amendment is executed and delivered by the Borrower, the Banks and the Agents and all the conditions set forth in subsection (a) of this Section 4 have been satisfied or waived in writing by the Agents.

5. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Amendment by the Agents and the Banks shall not (a) constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Amendment or as amended hereby, (b) waive or release any Event of Default or Possible Default existing at any time, (c) give rise to any obligation on the part of the Agents and the Banks to extend, modify or waive any term or condition in the Credit Agreement or any of the other Related Writings, or (d) give rise to any defenses or counterclaims to the right of the Agents and the Banks to compel payment of the Debt or to otherwise enforce their rights and remedies under the Credit Agreement and Related Writings.

6. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Amendment, all provisions of the Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Amendment.

7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio, without regard to its principles of conflict of laws.

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S.CONT

IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Fourth Amendment to Credit Agreement to be executed and delivered as of the date first above written.

FOREST CITY RENTAL PROPERTIES

CORPORATION

By:/s/ CHARLES A. RATNER

Title: Chairman of the Board

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By: /s/ JOSHUA K. MAYERS

Title: Assistant Vice President

NATIONAL CITY BANK, Individually and

as Syndication Agent

By: /s/ ANTHONY J. DIMARE

Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK

By: /s/ RYAN TERRANO

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ DENNIS J. REDPATH

Title: Senior Vice President

COMERICA BANK

By:	/s/ ADAM SHEETS

Title: Account Office

(Signature page to Fourth Amendment to Credit Agreement)

FIRST MERIT BANK

By: /s/ JOHN F. NEUMANN

Title: Senior Vice President

MANUFACTURERS AND TRADERS

TRUST COMPANY

By: /s/ BRIAN D. BEITZ

Title: Vice President

FIFTH THIRD BANK

By: /s/ R. C. LANCTOT

Title: Vice President

BANK OF AMERICA, N. A.

By: /s/ JAMES J. MAGALDI

Title: Senior Vice President

BANK OF MONTREAL

By: /s/ VIRGINIA NEALE

Title: Vice President

CHARTER ONE BANK, N.A.

By: /s/ MICHELE S. JAWYN

Title: Vice President

(Signature page to Fourth Amendment to Credit Agreement)

CONSENT OF GUARANTOR

FOREST CITY ENTERPRISES, INC., an Ohio corporation, Guarantor under that certain Guaranty of Payment of Debt issued on or about March 22, 2004, as amended by that certain First Amendment to Guaranty of Payment of Debt, dated as of January 19, 2005, as further amended by that certain Second Amendment to Guaranty of Payment of Debt, dated as of April 7, 2005, as further amended by that certain Third Amendment to Guaranty of Payment of Debt, dated as of June 30, 2006, and as further amended by that certain Fourth Amendment to Guaranty of Payment of Debt, dated as of October 3, 2006 (as so amended, the “Guaranty of Payment of Debt”) to and in favor of the Agents and the Banks in respect of, inter alia., the indebtedness of FOREST CITY RENTAL PROPERTIES CORPORATION under the Credit Agreement referenced in the foregoing Fourth Amendment to Credit Agreement, hereby acknowledges that it consents to the foregoing Fourth Amendment to Credit Agreement and confirms and agrees that its Guaranty of Payment of Debt, as amended to the date hereof, is and shall remain in full force and effect with respect to the Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to the foregoing Fourth Amendment to Credit Agreement.

Dated: October 3, 2006 FOREST CITY ENTERPRISES, INC.

By: /s/ CHARLES A. RATNER
Title: Chief Executive Officer and President